CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited)	February 28, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.6%
COMMUNICATION SERVICES - 9.0%
Entertainment - 2.1%
Walt Disney Co.	2,026,297	$383,051,185	*

Interactive Media & Services - 5.5%
Facebook Inc., Class A Shares	3,829,678	986,601,646	*

Media - 1.4%
Comcast Corp., Class A Shares	4,561,571	240,486,023

TOTAL COMMUNICATION SERVICES		1,610,138,854

CONSUMER DISCRETIONARY - 20.3%
Auto Components - 1.8%
Aptiv PLC	2,180,170	326,676,673

Internet & Direct Marketing Retail - 11.9%
Alibaba Group Holding Ltd., ADR	1,081,404	257,114,615	*
Amazon.com Inc.	520,309	1,609,279,315	*
Booking Holdings Inc.	113,637	264,604,891	*

Total Internet & Direct Marketing Retail		2,130,998,821

Specialty Retail - 6.6%
Advance Auto Parts Inc.	1,590,888	255,098,891
Home Depot Inc.	1,453,620	375,528,191
Tractor Supply Co.	1,150,220	182,838,971
Ulta Beauty Inc.	1,134,175	365,578,628	*

Total Specialty Retail		1,179,044,681

TOTAL CONSUMER DISCRETIONARY		3,636,720,175

CONSUMER STAPLES - 3.3%
Beverages - 2.4%
Anheuser-Busch InBev SA/NV, ADR	2,594,620	149,787,413
Monster Beverage Corp.	3,128,615	274,504,680	*

Total Beverages		424,292,093

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	508,978	168,471,718

TOTAL CONSUMER STAPLES		592,763,811

HEALTH CARE - 13.1%
Biotechnology - 3.5%
Alexion Pharmaceuticals Inc.	603,034	92,113,444	*
Amgen Inc.	1,713,978	385,507,932
BioMarin Pharmaceutical Inc.	1,927,673	149,259,720	*

Total Biotechnology		626,881,096

Health Care Equipment & Supplies - 1.3%
Alcon Inc.	3,439,849	235,285,672	*

Health Care Providers & Services - 3.3%
UnitedHealth Group Inc.	1,771,479	588,520,753

Life Sciences Tools & Services - 2.6%
Thermo Fisher Scientific Inc.	1,038,694	467,495,395

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2021 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.4%
Zoetis Inc.	2,808,367	$435,970,893

TOTAL HEALTH CARE		2,354,153,809

INDUSTRIALS - 9.3%
Aerospace & Defense - 1.5%
Raytheon Technologies Corp.	3,656,879	263,258,719

Air Freight & Logistics - 2.2%
United Parcel Service Inc., Class B Shares	2,503,198	395,079,740

Professional Services - 1.8%
IHS Markit Ltd.	3,515,955	316,998,503

Road & Rail - 2.1%
Uber Technologies Inc.	7,349,113	380,316,598	*

Trading Companies & Distributors - 1.7%
W.W. Grainger Inc.	808,734	301,423,249

TOTAL INDUSTRIALS		1,657,076,809

INFORMATION TECHNOLOGY - 40.7%
IT Services - 7.7%
Akamai Technologies Inc.	2,464,082	232,855,749	*
Fidelity National Information Services Inc.	2,148,524	296,496,312
Visa Inc., Class A Shares	4,006,445	850,928,854

Total IT Services		1,380,280,915

Semiconductors & Semiconductor Equipment - 9.5%
ASML Holding NV, Registered Shares	396,306	224,741,169
NVIDIA Corp.	914,582	501,721,394
NXP Semiconductors NV	1,379,053	251,746,125
QUALCOMM Inc.	3,468,352	472,354,859
Texas Instruments Inc.	1,493,689	257,317,804

Total Semiconductors & Semiconductor Equipment		1,707,881,351

Software - 18.9%
Adobe Inc.	1,206,181	554,445,220	*
Atlassian Corp. PLC, Class A Shares	762,193	181,173,276	*
Microsoft Corp.	4,020,590	934,304,704
Nutanix Inc., Class A Shares	4,202,088	127,260,235	*
Palo Alto Networks Inc.	1,139,152	408,169,553	*
salesforce.com Inc.	2,168,575	469,496,488	*
Splunk Inc.	2,041,740	291,989,237	*
VMware Inc., Class A Shares	1,661,041	229,572,477	*
Workday Inc., Class A Shares	785,087	192,487,631	*

Total Software		3,388,898,821

Technology Hardware, Storage & Peripherals - 4.6%
Apple Inc.	6,822,843	827,337,942

TOTAL INFORMATION TECHNOLOGY		7,304,399,029

MATERIALS - 1.4%
Chemicals - 1.4%
Ecolab Inc.	1,192,674	249,698,229

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2021 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY		SHARES	VALUE
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Equinix Inc.		419,625	$272,059,672

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $10,397,729,112)			17,677,010,388

	RATE
SHORT-TERM INVESTMENTS - 1.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	263,366,894	263,366,894
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	65,841,723	65,841,723	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $329,208,617)			329,208,617

TOTAL INVESTMENTS - 100.4% (Cost - $10,726,937,729)			18,006,219,005
Liabilities in Excess of Other Assets - (0.4)%			(72,122,224)

TOTAL NET ASSETS - 100.0%			$17,934,096,781

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2021, the total market value of investments in Affiliated Companies was $65,841,723 and the cost was $65,841,723 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$17,677,010,388	—	—	$17,677,010,388
Short-Term Investments†	329,208,617	—	—	329,208,617

Total Investments	$18,006,219,005	—	—	$18,006,219,005

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2021. The following transactions were effected in such company for the period ended February 28, 2021.

	Affiliate Value at November 30, 2020					Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2021

		Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$49,474,017	$213,229,932	213,229,932	$196,862,226	196,862,226	—	$1,283	—	$65,841,723

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